Legg Mason Tax Exempt Trust, Inc.

                Supplement to the Prospectus dated April 12, 2001

The  following  information   supplements  the  information  under  the  heading
"Exchange Privilege" on page 15:

         Shares of the fund may also be exchanged for Consultant Class shares of Pennsylvania Mutual Fund, Royce Micro-Cap Fund and Royce Total Return Fund.

                   This Supplement is dated December 19, 2001